UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Annual Report

October 31, 2012

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
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The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

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Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the year ended October 31, 2012. During the past 12 months, the Fund’s Institutional Shares and Investor Shares returned 9.90% and 9.68%, respectively, compared to an 8.55% return for the MSCI All Country World Index (ACWI).

At the end of the reporting period, the portfolio owned 37 businesses representing eight of the ten economic sectors that comprise the MSCI ACWI Index (“Index”). Relative to the Index, contribution from sector weighting over the reporting period was negative. As with country exposures, the portfolio’s sector allocations are a residual of our bottom-up, fundamental approach to portfolio construction. Over our investment horizon (5+ years), we expect stock selection, not sector allocation, to be the main driver of long-term results. Individual stock selection in Consumer Discretionary was the largest detractor, while selection was best within Information Technology.

On a relative basis, the top five contributors to performance were Visa, Naspers, ASML Holding, ARM Holdings, and Apple. ASML is the dominant (~80% market share) supplier of lithographic tools that transfer circuit patterns to circuits in the semiconductor manufacturing process. We believe the company’s technology-based competitive advantage is largely derived from its R&D efforts which are unmatched in the industry, providing ASML with a virtually insurmountable lead over its competitors. Our research gives us conviction that these efforts have put ASML in the unique position to set the technological path and timetable necessary to ensure the continuation of Moore’s Law — the observation that the number of transistors on integrated circuits doubles every two years — in the manufacturing process. Lithography’s complexity continues to increase geometrically as the market demands more transistors per chip. This in turn requires a thinner and more accurate lithographic projection of circuit lines on chips. Over the years, we think ASML’s robust R&D efforts and solid operational execution have strengthened its position at the choke point of the semiconductor value chain. We think ASML’s pricing power and durable competitive advantages, combined with the continued growth of the semiconductor industry, will result in 20%+ annualized revenue growth over the next five years.

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The top five relative detractors from performance were New Oriental, Facebook, Hero Moto Corp., Li & Fung, and Kuehne & Nagel. Usage of Facebook is rapidly shifting from desktop to mobile devices. Investor concerns over Facebook’s ability to monetize its mobile platform appear to be a key factor pressuring valuation over the reporting period. We think Facebook is strongly positioned to monetize mobile usage over our investment horizon. The company’s newly created Sponsored Story mobile ad format (advertisements visible in both the desktop and mobile News Feeds) is a key differentiator that we think provides a stronger value proposition to advertisers than any other mobile display advertisement currently available, as indicated by engagement metrics. We think the social context of a paid-for News Feed post makes this ad format compelling to advertisers while limiting user intrusion. There is tremendous room for growth: the third quarter of 2012 is the first full quarter of mobile monetization and Facebook is only in the beginning steps of rolling out mobile ad formats and introducing new monetization strategies, such as the recently introduced “Offers and Gifts.” Although we think it will take time for advertisers to adopt Facebook’s ad solutions, as is typical with new formats or product offerings, we are encouraged by the company’s early mobile ad results and the growing advertiser demand for mobile ad impressions. Given the potential of these initiatives, we expect mobile monetization to meaningfully contribute to our expected annual revenue growth of 35% over the next five years.

Learning from Our Successes and Failures

Identifying Patterns

In previous reports, we have discussed what we think are key elements of our investment strategy, such as our global macro “Headwinds and Tailwinds” framework. In this letter, we respond to a provocative and frequently asked question: “What have you learned from your mistakes?”

Investing is a humbling experience, with equity markets teaching investors lessons on a daily basis. We believe much can be learned from mistakes as well as successes. Over the years, we have asked this question of ourselves by performing postmortems on investment outcomes. Through this evaluation, we try to identify and understand what helped and what hurt. This is a key piece of our ongoing work to refine and improve our investment process.

The goal of our analysis is to make better decisions at the portfolio level. Identifying good and bad patterns can help us recognize factors that may

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contribute to the success or failure of future investments. We aim to identify best-practice thinking, determine which mental models are working or may be deficient, and then integrate these findings into our research process.

Upon reflecting on our positive and negative investment experiences since the inception of our Fund (3/31/2010), we have identified a number of patterns that inform our investment process. In this letter, we highlight four patterns associated with failures and three patterns associated with successes.

Learning from Our Mistakes — Identifying Patterns of Poor Outcomes

No one consistently avoids mistakes and poor outcomes. They are a part of the business of portfolio management. However, we strive to reduce the impact that poor investments have on the overall portfolio. We think learning from mistakes and taking steps to avoid repeating them is one way to reach this goal.

Looking back over the last several years, we’ve found a number of patterns that detracted from results, including the following characteristics of companies that underperformed:

1.	A weaker fit with our six investment criteria

2.	Failure to meet our growth expectations

3.	Failure to anticipate the maturation of primary growth engines

4.	Poor execution by company management

Pattern 1: A weaker fit with our six investment criteria can lead to mediocre or poor investment outcomes

As a reminder, we seek to add value and reduce risk using our six investment criteria. We like businesses that: 1) have visible and sustainable growth drivers; 2) are standout leaders in attractive business spaces; 3) possess clear competitive advantages; 4) have strong management teams; 5) have robust financial strength; and 6) are reasonably priced. By adhering to these criteria, we believe we reduce the probability of poor investment outcomes. Our criteria are certainly subject to judgment in their application and we recognize that not every business actually delivers on the potential we project in our investment case.

We believe the application of our six investment criteria establishes a high bar for companies to be included in the portfolio. However, the reality is

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that some companies are stronger “fits” with these criteria than others. For example, some companies have multiple layers of competitive advantage, such as a combination of patents, strong brands, and dominant distribution, which strengthens the fit with our third criterion. We attempt to adjust our portfolio weights based on the relative strength of fit and our overall conviction in the holding. As a result, stronger fits and higher conviction holdings tend to have significantly higher weights in the portfolio, which we think has added value over time.

Some of our mistakes have resulted from buying companies that have marginal competitive advantages or leadership positions that begin to be eroded by competitors. As you can imagine, a loss in competitive advantage may lead to loss of market share, pricing power, and profitability. A relatively recent example is Cree Inc., which we sold from the Fund in the second quarter of 2011.

Cree: Example of Weaker Fit

Our investment case for Cree Inc., one of the world’s largest suppliers of light-emitting diodes (LEDs), was based on two key factors:

1.	The accelerating adoption of LEDs in the large general-purpose lighting market ($120 billion commercial opportunity)

2.	Cree’s ability to expand its market share leadership and maintain a pricing premium based on its unique value proposition — higher quality, efficiency, and longevity — delivered by its LED components

Prior to making an investment, an important component of our research process and investment case is the construction of a hypothetical “sell case.” This highlights the key metrics and events that, if met, would spur the analyst and Portfolio Management Team to reevaluate the company’s prospects. Based on Cree’s sell case, we closely monitored relevant key metrics — gross margin stability, market share, and LED efficacy advantage — in an attempt to detect any material change in Cree’s leadership position after buying the holding in the first quarter of 2011.

Over the course of our investment, this monitoring eventually revealed that Cree did not have the pricing power we anticipated. We also learned that Cree’s competitive advantages — exclusive focus on the general-lighting segment of the LED market and quality of its components and lighting

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packages — might not be as durable as we initially thought. As part of our ongoing research into the company, we dived more deeply into these aspects of the business. To do so, our investment team conducted calls with both management and industry experts. We also traveled to China and Taiwan to meet its competitors and customers.

Through this research, we learned of a threat to Cree’s dominance. An oversupply of lower-end LED components — LED components that backlight TV and computer screens — had saturated the LED backlighting market, which spurred many of Cree’s competitors to focus on improving their production processes for high-end LED lighting applications. The market largely accepted these lighting LED products as “good enough” alternatives to Cree’s pricier products. At the same time, given the attractive growth opportunity presented by LEDs, a number of well-funded competitors (for example, Samsung and LG) entered the market, further intensifying price competition. As a result, Cree’s competitive position and pricing power began to erode, weakening its fit with our key investment criteria. At this point, we made the decision to sell Cree from the Fund.

In summary, we bought Cree for its leadership in manufacturing LED lighting components, believing its patents and technical trade secrets would defend its position. However, competitors began to produce “good enough” LED components for general lighting, which ultimately negatively affected pricing and gross margins. In retrospect, Cree’s competitive advantages were more marginal than initially expected. The lesson learned from this particular investment is that when we find ourselves increasingly concerned about the strength and durability of a business’ competitive advantages, we should recognize that the investment may not fully meet our criteria and therefore should not be a part of the Fund’s portfolio.

Pattern 2: Failure to meet our growth expectations, which may have been too aggressive

Many of our successful outcomes are those where we have built conviction and visibility into higher rates of projected revenue and earnings growth relative to consensus. It follows, therefore, that our failures were often businesses that did not deliver on these growth expectations.

The chief lesson for assessing growth expectations is two-fold. First, it is important to build growth projections that capture the most likely outcome, while not being too aggressive or too conservative. To guard against this,

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we conduct significant in-depth research into our companies. We also use many inputs to calibrate our estimates, including discussions with users, industry experts, competitors, and management. Because reality is likely to differ from our models, we build multiple scenarios for our businesses, including downside, base, and upside cases. We actively think about potential challenges to growth, as well as potential sources of upside. We believe the combination of independent, in-depth research coupled with rigorous scenario analysis provides a process for reasonably calibrating growth expectations.

Second, we recognize that growth expectations and valuations are intimately linked. They are two sides of the same coin. It is important to acknowledge that valuations may fall dramatically when businesses with high projected growth rates fail to deliver the expected growth. Because we take this risk seriously, we spend considerable time assessing not only the long-term growth prospects, but also the valuation (criterion 6). We use valuation techniques to estimate an expected or internal rate of return based on our models. If the expected returns are not attractive, then we will not invest in the business, even if we think it is a “great business.”

After we buy a business, we continue to closely track its development relative to our expectations. Failure to meet our growth expectations tells us our original assumptions and estimates may be too optimistic. In addition to the scenario analysis described above, we have implemented processes to review and challenge growth assumptions. These range from informal “model reviews” to detailed and formal “company reviews” by the Portfolio Management Team. Sometimes a member of the Investment Team acts as a “devil’s advocate” to challenge the investment case and provide fresh perspective. These processes are in place to help ensure that our growth estimates are reasonable.

Pattern 3: Failure to anticipate the maturation of primary growth engines

As a firm that is focused on sustainable growth and that takes a low-turnover approach, we pride ourselves on being long-term oriented. On balance, we think sticking with businesses as they grow over many years has added value for clients. However, we acknowledge that this orientation can increase the risk of owning a growth business past its prime, causing us to give back some of the stock’s performance from the finite period of above-average growth.

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We believe that over the years we have become more disciplined about selling in a timelier manner. One useful tool is the lifecycle or S-curve mental model. We evaluate and monitor where each of our businesses lies on the lifecycle curve (hyper/emerging growth stage, classic/growth stage, and duration/mature growth stage), so we can attempt to anticipate when they may begin to decelerate or mature. We incorporate that information into proactive decision making. This may result in weight reductions as companies move up the S-curve and outright sales prior to maturation.

Pattern 4: Poor execution by management can lead to negative business and investment outcomes

While we strive to invest alongside management teams that have built strong track records, there’s no guarantee they won’t make poor decisions after we invest. Though it may be hard to predict missteps, sometimes we have been slow to recognize the magnitude of the fall-out from poor execution. The key lessons here are: 1) recognize major missteps; 2) understand the magnitude of impact on the business; and 3) at times, sell a business based on this dynamic. While it often is prudent to give management sufficient time to work through short-term bumps in the road, sometimes they should be sent to the proverbial “sell block” if we think the poor execution is disruptive enough to the overall growth prospects. The ongoing challenge is separating major missteps from minor gaffes.

Hypermarcas S/A, a Brazilian consumer goods company with a strong portfolio of OTC/pharmaceutical and personal care products, illustrates our challenge. Hypermarcas appeared able to deliver sustainable above-average growth by combining strong organic growth with an aggressive M&A strategy in a fragmented market. Our investment case for Hypermarcas was based on our conviction in 1) continued organic growth; 2) successful consolidation of recent acquisitions; and 3) a strong pipeline of attractive M&A candidates.

A series of missteps occurred in 2010 when Hypermarcas raised additional capital and accelerated its M&A activity. One of the first clues was the company’s acquisition of Mantecorp, the largest transaction in the company’s history — and an expensive one in comparison to recent activity in the sector. In the following months, it became clear that Brazil’s macro environment was worsening due to threats of rising inflation, higher interest rates, and a deceleration in consumer spending.

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In the face of this challenging economic environment, management decided to raise its prices and make payment terms less favorable for its distribution network. In response, distribution partners significantly decreased inventory levels. The increased opacity of Hypermarcas’ distribution channels led our research team to conduct due-diligence trips in Brazil to visit stores and distributors, speak with management, and meet industry contacts. We began to recognize that it would take much longer than management thought for Hypermarcas’ customers to return to normalized purchasing behavior. It became apparent that management lacked the foresight to understand the implications of its decision to change payment terms. Accordingly, our conviction in the business further decreased and we sold Hypermarcas from the Fund in the third quarter of 2011.

The company’s management team had a strong track record of executing roll-ups that integrated new acquisitions. However, in our view, it made a series of missteps that ultimately derailed Hypermarcas’ growth prospects. As a result, we have learned to be even more critical of management given the effect that poor decisions can have on a company’s growth, especially in a global context.

Learning from Our Successes — Identifying Patterns of Positive Outcomes

While our contributors to performance since inception have met our six investment criteria, they exhibited certain patterns we think were critical to their success. Three of the patterns are:

1.	Development of key insights into a major shift within an industry or sector, often by identifying new and disruptive business models

2.	Identifying a big gap between our long-term projections and consensus estimates

3.	Identifying dominant businesses at “choke points” within a value chain

Pattern 1: Development of key insights into a major shift within an industry or sector, often by identifying new and disruptive business models

In our experience, the companies that most disrupt the established patterns of their industry or sector are often big contributors to our performance. This makes intuitive sense. Businesses that create new market opportunities or take significant market share within a large industry or sector can scale into much larger businesses.

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Given our bottom-up fundamental approach, we tend to first identify companies that meet our investment criteria. Then, after significant due diligence and monitoring of the business, we begin to recognize the transformative or disruptive nature of the business. For example, the Fund owns businesses that are benefiting from the secular shift of consumer spending online and owns others that are leading the migration of the enterprise software industry to cloud computing and Software-as-a-Service (SaaS).

Pattern 2: Identification of a big gap between our long-term projections and consensus estimates

A major benefit of conducting independent and proprietary analysis of companies is that it allows us to identify potential gaps between our view of a company’s growth prospects and consensus. We emphasize the long-term, looking five years out. Our long-term lens is important because we believe consensus estimates tend to systematically underappreciate the long-term growth opportunities for high-quality innovative companies. Correctly identifying a gap distinguishes many of our successes.

In general, estimates for many of our holdings show a widening gap from consensus estimates in the “out-years,” typically in years three through five. In some cases, the growth gap can be quite large. In these instances, if our insights are correct and support our projections, the investment has the potential to add value as consensus estimates catch up over time. We are always searching for situations where our estimates and consensus show a wide gap, and where our conviction in this gap is high.

Pattern 3: Identification of dominant businesses positioned at a “choke point” within a value chain

All companies compete in a value chain, and we believe some are better positioned than others. We refer to the step in the value chain that confers the most control as the “choke point” of the industry. Dominating this step can often lead to pricing power and higher relative levels of profitability. This position at the choke point usually allows a company to better weather headwinds and risks facing the overall industry because they can pass on costs to customers or adjust with greater stability. We think identifying businesses in this position is another pattern that can add value.

Visa is positioned at a choke point in the payment-processing value chain. While there are thousands of banks and issuers on one end of credit card transactions and millions of merchant acceptance locations on the other,

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there are only two major payment networks that connect the parties. We view Visa’s position in this value chain as its major competitive advantage, given that it operates in a relatively benign competitive environment while leveraging the largely fixed-cost base of its global electronic processing platform to increase margins and generate growing free cash flow. Importantly, this choke point position enabled Visa to weather the impact of the Durbin Amendment, which gave the U.S. Federal Reserve oversight over debit interchange fees. This issue pressured Visa’s stock during 2010 and the first half of 2011. As we researched the potential impacts of the Durbin Amendment, we increased our conviction that Visa’s dominant position at the choke point should remain unchanged, and that Visa’s network processing fees (which are separate from interchange fees) would largely go unscathed. A year later, the rule was finalized and, as we expected, there was minimal impact to Visa’s positioning in the value chain or its core business. As investors gained comfort with this reality the stock has performed well.

Conclusion

At Sands Capital, we want to advance the culture of a learning organization. This means critically evaluating both our successes and failures, identifying important patterns, and integrating best practices. This continuous dialogue among our investment professionals can “sharpen the saw” of our research process and the application of our six investment criteria. We believe it will continue to raise the bar for inclusion in our concentrated and conviction-weighted portfolio.

We greatly appreciate your interest and support, and we look forward to providing future updates on our investment approach and results.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

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GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2012*
	One Year Return	Annualized Inception to Date**
Institutional Shares	9.90%	11.96%
Investor Shares	9.68%	11.73%
MSCI All Country World Index	8.55%	5.01%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 10.

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SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.8%
	Shares	Value
ARGENTINA — 3.2%
MercadoLibre	22,200	$1,864,134

BRAZIL — 6.9%
BM&F Bovespa	359,000	2,297,826
CETIP S.A. - Mercados Organizados	27,700	319,136
Cielo	29,600	732,331
Natura Cosmeticos	25,200	671,859

		4,021,152

CHINA — 1.2%
Tingyi (Cayman Islands) Holding	237,600	706,664

DENMARK — 0.9%
Novozymes, Cl B	19,100	527,666

HONG KONG — 2.0%
Li & Fung	715,500	1,200,186

INDIA — 5.3%
Asian Paints	8,100	582,893
Hero Motocorp	29,300	1,023,961
ITC	291,000	1,528,433

		3,135,287

ITALY — 1.6%
Prada	118,100	963,080

NETHERLANDS — 4.9%
ASML Holding ADR, Cl G	52,200	2,869,434

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued
	Shares	Value
PORTUGAL — 1.5%
Jeronimo Martins SGPS	49,300	$862,648

RUSSIA — 1.0%
Mail.ru Group GDR	16,800	560,280

SOUTH AFRICA — 4.8%
Naspers, Cl N	43,400	2,817,585

SWITZERLAND — 3.6%
Kuehne & Nagel International	5,500	641,952
SGS	685	1,450,467

		2,092,419

UNITED KINGDOM — 8.7%
ARM Holdings	301,400	3,234,480
Petrofac	71,700	1,855,936

		5,090,416

UNITED STATES — 52.2%
Allergan	21,800	1,960,256
Amazon.com *	10,550	2,456,251
Apple	3,400	2,023,340
BioMarin Pharmaceutical *	30,400	1,126,016
Cerner *	16,400	1,249,516
Facebook, Cl A *	39,900	842,488
FMC Technologies *	22,400	916,160
Google, Cl A *	3,750	2,549,138
Intuitive Surgical *	2,700	1,463,994
Las Vegas Sands	37,800	1,755,432
National Oilwell Varco	22,400	1,650,880
NIKE, Cl B	14,600	1,334,148
Praxair	12,200	1,295,762
QUALCOMM	40,700	2,384,002
Salesforce.com *	18,000	2,627,640

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued
	Shares	Value
UNITED STATES — (continued)
Schlumberger	26,000	$1,807,780
Visa, Cl A	22,800	3,163,728

		30,606,531

TOTAL COMMON STOCK (Cost $53,523,574)		57,317,482

TOTAL INVESTMENTS — 97.8% (Cost $53,523,574)		$57,317,482

Percentages are based on Net Assets of $58,626,257.

*	Non-income producing security.

ADR	— American Depository Receipt

Cl	— Class

GDR	— Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $53,523,574)	$57,317,482
Cash	1,393,101
Foreign Currency, at value (Cost $15,402)	15,402
Receivable due from Investment Adviser	33,496
Prepaid Expenses	12,198
Reclaim Receivable	6,482
Dividend Receivable	1,430

Total Assets	58,779,591

Liabilities:
Payable due to Investment Adviser	42,465
Accrued Foreign Capital Gains Tax on Appreciated Securities	27,860
Payable due to Administrator	13,589
Payable due to Trustees	3,534
Chief Compliance Officer Fees Payable	2,897
Shareholder Servicing Fees Payable	276
Other Accrued Expenses	62,713

Total Liabilities	153,334

Net Assets	$58,626,257

NET ASSETS CONSIST OF:
Paid-in-Capital	$54,849,405
Accumulated Net Realized Gain on Investments	10,756
Net Unrealized Appreciation on Investments	3,793,908
Net Unrealized Appreciation Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	48
Foreign Capital Gains Tax on Appreciated Securities	(27,860)

Net Assets	$58,626,257

Net Asset Value Per Share — Institutional Shares ($57,329,496 ÷ 4,308,740 shares)	$13.31

Net Asset Value Per Share — Investor Shares ($1,296,761 ÷ 97,974 shares)	$13.24

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE YEAR ENDED
OCTOBER 31, 2012

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$357,774
Less: Foreign Taxes Withheld	(11,249)

Total Investment Income	346,525

Expenses
Investment Advisory Fees	240,134
Administration Fees	160,000
Trustees’ Fees	14,036
Chief Compliance Officer Fees	8,100
Shareholder Servicing Fees — Investor Class	2,140
Transfer Agent Fees	75,001
Legal Fees	45,216
Registration Fees	33,820
Custodian Fees	27,035
Printing Fees	23,311
Audit Fees	20,509
Insurance and Other Expenses	16,788

Total Expenses	666,090

Less:
Waiver of Investment Advisory Fees	(240,134)
Reimbursement by Investment Advisor	(113,042)
Fees Paid Indirectly	(3)

Net Expenses	312,911

Net Investment Income	33,614

Net Realized Gain (Loss) on:
Investments	18,714
Foreign Currency Transactions	(46,852)

Net Realized Loss	(28,138)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,635,919
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(116)
Foreign Capital Gains Tax on Appreciated Securities	(19,156)

Net Change in Unrealized Appreciation (Depreciation)	2,616,647

Net Gain on Investments and Foreign Currency Transactions	2,588,509

Net Increase in Net Assets Resulting from Operations	$2,622,123

The accompanying notes are an integral part of the financial statements.

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GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Income	$33,614	$25,567
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(28,138)	13,512
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	2,616,647	422,077

Net Increase in Net Assets Resulting from Operations	2,622,123	461,156

Dividends and Distributions:
Net Capital Gains:
Institutional Shares	(44,575)	(15,968)
Investor Shares	(1,380)	(640)

Total Dividends and Distributions	(45,955)	(16,608)

Capital Share Transactions:
Institutional Shares
Issued	40,937,568	10,048,241
Reinvestment of Distributions	44,575	15,968
Redemption Fees (See Note 2)	3,001	—
Redeemed	(1,168,664)	(676,500)

Net Institutional Shares Transactions	39,816,480	9,387,709

Capital Share Transactions:
Investor Shares
Issued	852,751	105,050
Reinvestment of Distributions	1,380	639
Redeemed	(97)	(48)

Net Investor Shares Transactions	854,034	105,641

Net Increase in Net Assets from Share Transactions	40,670,514	9,493,350

Total Increase in Net Assets	43,246,682	9,937,898

Net Assets:
Beginning of Year	15,379,575	5,441,677

End of Year (including Undistributed Net Investment Income of $0 and $0, respectively)	$58,626,257	$15,379,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS	(Continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011
Shares Transactions:
Institutional Shares
Issued	3,161,847	836,983
Reinvestment of Distributions	3,930	1,336
Redeemed	(93,955)	(54,750)

Net Institutional Share Transactions	3,071,822	783,569

Shares Transactions:
Investor Shares
Issued	68,750	8,632
Reinvestment of Distributions	122	53
Redeemed	(7)	(4)

Net Investor Share Transactions	68,865	8,681

Net Increase in Shares Outstanding From Share Transactions	3,140,687	792,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Year	$12.15	$11.49	$10.00

Income from Investment Operations:
Net Investment Income†	0.02	0.03	0.01
Net Realized and Unrealized Gain	1.18	0.66	1.48

Total from Investment Operations	1.20	0.69	1.49

Dividends and Distributions from:
Net Realized Gains	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.04)	(0.03)	—
Redemption Fees^	— ^^	—	—

Net Asset Value, End of Year	$13.31	$12.15	$11.49

Total Return††	9.90%	6.02%	14.90%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$57,329	$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	2.35%	5.42%	13.43	%**
Ratio of Net Investment Income to Average Net Assets	0.13%	0.26%	0.11	%**
Portfolio Turnover Rate	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.
^	See Note 2 in the Notes to Financial Statements.
^^	Amount less than $0.01.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Year	$12.11	$11.48	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.02)	0.01	—
Net Realized and Unrealized Gain	1.19	0.65	1.48

Total from Investment Operations	1.17	0.66	1.48

Dividends and Distributions from:
Net Realized Gains	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.04)	(0.03)	—

Net Asset Value, End of Year	$13.24	$12.11	$11.48

Total Return††	9.68%	5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,297	$353	$234
Ratio of Expenses to Average Net Assets	1.35%	1.28%@	1.20	%@**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	2.71%	5.84%	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	0.08%	0.02	%**
Portfolio Turnover Rate	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0 or less than $0.01.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 45 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is

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actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of October 31, 2012, there were no securities valued in accordance with fair value procedures.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2012, all of the Fund’s investments were considered Level 1. For details of investment classification, reference the Schedule of Investments.

For the year ended October 31, 2012, there were transfers between Level 2 and Level 1. Transfers, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2012, the Fund had securities with a total value of $4,223,580 transfer from Level 2 to Level 1. Changes in the classifications between Level 2 and 1 occur when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. Level placement of securities is not necessarily indicative of the risk associated with the investment.

For the year ended October 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2012, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2012, there were $3,001 in redemption fees retained.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2012

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2012, the Investor Shares incurred 0.25% of average daily net assets or $2,140 of shareholder servicing fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

During the year ended October 31, 2012, the Fund earned cash management credits of $3 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2012

Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. At October 31, 2012, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending, October 31:	Subject to Repayment Until, October 31:		Sands Capital Global Growth Fund
2010	2013		$268,794
2011	2014		393,437
2012	2015		353,176

		Total	$1,015,407

6.	Investment Transactions:

For the year ended October 31, 2012, the Fund made purchases of $45,505,724 and sales of $5,661,379 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and utilization of net operating

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

losses to offset net short term capital gains have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Decrease Paid in Capital
$(33,614)	$46,852	$(13,238)

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2012 and 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2012	$12,165	$33,790	$45,955
2011	16,608	—	16,608

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$69,620
Unrealized Appreciation	3,707,232

Total Net Distributable Earnings	$3,776,852

For Federal income tax purposes, the cost of securities owned at October 31, 2012, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$53,582,437	$4,520,050	$(785,005)	$3,735,045

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At October 31, 2012, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At October 31, 2012, 65% of Institutional Shares outstanding were held by one shareholder and 90% of Investors Shares outstanding by three shareholders of record owning 10% or greater of the aggregate total shares outstanding. 10% of Investor shares outstanding were held by an affiliate of the Investment Adviser.

11. Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and

Shareholders of Sands Capital Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period March 31, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sands Capital Global Growth Fund of The Advisors’ Inner Circle Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period March 31, 2010 (commencement of operations) to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2012

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD
MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-826-5646. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD
MEMBERS[3,4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

Other Directorships Held by Board Member/Officer[5]

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD
MEMBERS[3] (continued)
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

Other Directorships Held by Trustee/Officer[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3]
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

Other Directorships Held by Trustee/Officer

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

Other Directorships Held by Trustee/Officer

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$978.70	1.10%	$5.49
Investor Shares	1,000.00	977.80	1.35	6.73

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.66	1.10%	$5.60
Investor Shares	1,000.00	1,018.40	1.35	6.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2012

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
73.53%	26.47%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after December 31, 2010.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after December 31, 2010.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0300

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.